EXHIBIT 99.3

                  FORM OF PROXY FOR USE BY THE SHAREHOLDERS OF
                                 EAST PENN BANK

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                                 EAST PENN BANK

                                      PROXY

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 22, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

      The undersigned hereby constitutes and appoints Bruce Keil and Steve Levendusky and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of East Penn Bank (the "Bank") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Bank at 7:00 p.m., Eastern Standard Time, on May 22, 2003, at Allen Organ Company, 3370 Route 100, Macungie, Pennsylvania 18062, and at any adjournment or postponement thereof as follows:

1. To approve and adopt the plan of reorganization and related plan of merger providing for the reorganization of the Bank as the wholly-owned subsidiary of East Penn Financial Corporation;

                |_|  FOR              |_|  AGAINST          |_|  ABSTAIN

      The Board of Directors recommends a vote FOR this proposal.


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2.    To elect four Class B directors to serve on the board of directors of East
      Penn Bank for a three-year term and until their successors have been duly elected and qualified;

               Dale A. Dries                        Thomas R. Gulla
               Linn H. Schantz                      Donald S. Young

               |_| FOR all nominees                 |_| WITHHOLD AUTHORITY
                   listed above (except                 to vote for all nominees
                   as marked to the                     listed above
                   contrary below)

      The Board of Directors recommends a vote FOR these nominees.

      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)


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3.    To ratify the selection of Beard Miller Company LLP, Certified Public
      Accountants, of Allentown, Pennsylvania, as the independent auditors of the bank for the year ending

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      December 31, 2003;

                |_|  FOR              |_|  AGAINST          |_|  ABSTAIN

      The Board of Directors recommends a vote FOR this proposal.


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4.    If necessary, to adjourn the annual meeting to a later date to permit further solicitation of proxies if there are insufficient votes at the time of the meeting to constitute a quorum or to approve the plan of reorganization and the plan of merger; and

                |_|  FOR              |_|  AGAINST          |_|  ABSTAIN

      The Board of Directors recommends a vote FOR this proposal.


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5.    To transact other business as may properly come before the annual meeting and any adjournment of the meeting.

                |_|  FOR              |_|  AGAINST          |_|  ABSTAIN

         The Board of Directors recommends a vote FOR this proposal.


________________________________________________________________________________

      This proxy, when properly signed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR proposals 1,3,4, and 5 and FOR all director nominees.

                                                Dated: ___________________, 2003



Signature


____________________________

Signature


____________________________

Number of Shares Held of
Record on March 24, 2003: _____________

      This proxy must be dated, signed by the shareholder(s) and returned promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. If stock is held jointly, each owner should sign.